1 High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries Investor Presentation January 2009 Exhibit 99.1

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.
JBT Corporation’s (the “Company”) Registration Statement on Form 10 filed on July 28,
2008 and subsequent quarterly reports, filed with the Securities and Exchange
Commission, include information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.
Although the Company reports its results using GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders.  The appendices to this presentation provide reconciliations to GAAP for any non-GAAP measures referenced in this presentation.
Forward-Looking Statements

3 • Investment Highlights • Segment Overview • Business Fundamentals & Growth Strategies • Financial Overview Agenda

4 Investment Highlights

Investment Highlights
Well-positioned to capture future growth opportunities
• Long, rich history in markets we helped develop
• Technology and market leader with blue chip customer base
• Global footprint with extensive capabilities
• Track record of profitable growth and stable cash flow
• Large installed base drives growth in recurring revenue
• Experienced and diverse leadership team

Long, Rich History in Markets We Helped Develop
1962
Introduced
the Deicer
1969
Introduced the
first Cargo
Loader for the
Boeing 747
1959
Introduced the
first Jetway
passenger
boarding bridge
1920
Introduced the
Cooker Cooler
1950
Introduced the
first In-line Juice
Extractor
1960
Introduced the
first
FLoFREEZE
Freezer
Air Transportation Food Processing
Our history of innovation began with John Bean

Tyson

"Love 'em!" INGHAM

Del Monte Quality

Unilever

Citrosuco

Florida's Natural

CUTRALE

ConAgra Foods

Nestlé

Heinz

Campbell's

Sunkist

FedEx

UPS

الخطوط الجوية العربية السعودية
SAUDI ARABIAN AIRLINES

Continental

UNITED

BRITISH AIRWAYS

AIR FRANCE KLM

Servisair

DFW

JBT Corporation

sterilize more than 50% of
the world’s shelf stable
canned foods
squeeze more than 75% of
the world’s citrus juices
freeze more than 50% of
the world’s frozen foods
load 70% of the
world’s overnight
express packages
board 75% of U.S.
passengers
Market Leader with Blue Chip Customer Base
Our Systems:

Headquarters
Center of Excellence
Manufacturing & Assembly
Sales & Service

JBT Corporation

8 Global Footprint with Extensive Capabilities ~50% of revenue derived from outside the United States

2005 2006 2007 Q3 2008
YTD
2005 2006 2007 Q3 2008
YTD
Revenue ($MM) EBITDA ($MM)
$823
$844
$978
Track Record of Profitable Growth
$65
$74
$86
9% CAGR
15% CAGR
Note: See Appendix I for reconciliation of EBITDA to Net Income
Anticipate record performance in 2008
$73
$794

$336
$298
$280
2005 2006 2007
Delivered Base (units)
• FoodTech: 40,000+
• AeroTech: 30,000+
Large Base of Recurring Revenue
Recurring Revenue ($MM)
10% CAGR
1.  Recurring revenue includes aftermarket parts and services, equipment leases, and airport services.
Recurring revenue was 36% of YTD revenue through Q3 2008
1

11 Segment Overview • FoodTech • AeroTech

Note: % of 2007 revenue excludes aftermarket parts and service
Tomato Paste
Tomato Sauces
Juices
Beverages
Fruit Processing
32% of revenue
Shelf-Stable Products
Formulated Milks
Beverages
Shelf Stable Sterilization
15% of revenue
Poultry & Meat
Seafood
Protein Processing
17% of revenue
Poultry & Meat
Seafood
Fruit & Vegetables
Baking Products
Freezing & Chilling
36% of revenue
Technologies Applications Customers
#1 or #2 in Core Product Offerings

13 Higher Performance Through Continuous Innovation Coater 3D Portioner Fryer Oven Freezer GYRoCOMPACT M-Series Spiral Freezer GYRoCOMPACT-II Oven DSI Accura™ Portioning System

JBT FoodTech Field of View
Filling, Closing
& Sterilization
Freezing
Raw Ingredient
Preparation
Thermal
Processing
Non-thermal
Processing
Process Steps
End of Line
Packaging /
Palletizing
Aftermarket
Primary
Processing
Freezing and Chilling
Shelf Stable
Aftermarket Products and Services
Confect
Food
Segments
Meat,
Poultry
& Seafood
Fruit &
Vegetable
Ready
Meals
Dairy
Pet
Food
Non-Carb
Bev
Carb
Bev
Bakery

Convenience and Choic Drive Demand in
Developed Markets
U.S. Poultry Production
Source: National Chicken Council
0%
20%
40%
60%
80%
100%
1975 1980 1985 1990 1995 2000 2005 2007
0
10
20
30
40
Whole Cut-Up Further Lbs of Broilers
Broiler Production = 4.8% CAGR
Further Process = 6.1% CAGR
e

Source: Rabobank
Developing Markets Provide a Significant Growth
Opportunity for Processed Food Technology
0
0
1
1
1
Diet Profile
Survival Staples
Variety
Convenience
High-tech
Grain
Roots
Meat, Dairy
Fruit &Veg.
Prepared
Foods
Functional
Foods
Diet
Component
Sub-Saharan
Africa
Eastern
Europe
L. America
China
India
Developing
Markets
Developed
Markets
W. Europe
Japan
USA

17 Segment Overview • FoodTech • AeroTech

We Address Multiple Needs Across the
Ground Support Spectrum
Ground Support Equipment
Cargo Loaders & Transporters
Deicers
Aircraft Tractors
Passenger Stairs
Maintenance & Operation
Gate Systems
Baggage Handling Systems
Ground Support Equipment
Airport Facilities Technology
Aircraft Support Systems
Passenger Boarding Bridges
400Hz Converters
Pre-conditioned Air

FedEx

IDS

ACSA

groundforce

中國南方航空
CHINA SOUTHERN

BRITISH AIRWAYS

Menzies

AIR FRANCE KLM

IBERIA

TCR

Continental

الخطوط الجوية العربية السعودية
SAUDI ARABIAN AIRLINES

UNITED

DFW

UPS

DEPARTMENT OF DEFENSE
UNITED STATES OF AMERICA

LAS VEGAS • McCARRAN • INTERNATIONAL • AIRPORT
CLARK COUNTY • NEVADA

JBT Corporation

Ground Support
44% of revenue
Maintaining and monitoring
facilities and equipment
Passenger boarding
Air and power supply
Gate Equipment
24% of revenue
Container and palletized
cargo loading
Aircraft Tow Tractors
Air and power supply
Military Equipment
6% of revenue
Container loading
Cargo transporting
Baggage loading
Pushback/Towing
Aircraft Deicing
Airport Services
15% of revenue
Technologies Applications Customers
#1 or #2 in Core Product Offerings
Automated Systems
11% of revenue
Automated Guided Vehicle
Systems for Material Handling
Note: % of 2007 revenue excludes aftermarket parts and services for AeroTech’s equipment

JBT AeroTech – Market Positions
Loaders Deicers
Tow
Tractors
Pax
Steps
Trans-
porters
Bulk
Load Sys
Passenger
Boarding
Bridges
400Hz
Power
PC Air
Luggage
Tractors
Belt
Loaders
Lav
Service
JBT
• • • • • • • • • •
A
• • • • • • • • •
B
• • • • • • • •
C
• • • • • •
D
• • • • •
E
•
F
•
G
• •
H
•
I
• •
J
•
K
• • •
L
• • •
M
•
N
• •
O
•
P
•
Q
• •
R
•
S
•
T
•
Other Equipment Ground Support Equipment Gate Equipment
Airport
Services

JBT AeroTech – Customers
2007 Sales of new equipment & technical services
Air Freight
11%
US Airlines
10%
Intl. Airlines
10%
Ground
Handlers
15%
Defense
7%
Automated
Guided
Vehicles
11%
Other
4%
Airport
Authorities
32%

World Economy Passenger Traffic Cargo Traffic
Source: The Boeing Company, 2006 Market Outlook, Summary Outlook
2008-2027
Long-term, Passenger and Cargo Traffic Expected to Grow
Faster Than Global Economy
2.9%
4.8%
6.3%
Actual Market Growth Rates: 1985 to 2005
4.0%
5.8%
Forecast Market Growth Rates: 2007 to 2027
3.2%

23 Business Fundamentals & Growth Strategies

• Strong balance sheet and liquidity positions
• Large base of recurring revenue & cash flow
• Broad product, customer, and geographic diversity
• Low capital requirements & efficient working capital
utilization
• Variable cost structure
Solid Fundamentals in the Midst of Uncertainty

25 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FoodTech AeroTech Business Seasonality % of Annual Segment EBIT Historical Avg. ’05-07

26 • Extend technology leadership • Leverage installed base • Capture international growth opportunities • Bolt-On Acquisitions Strategies for Growth

Investment Highlights
Well-positioned to capture future growth opportunities
• Long, rich history in markets we helped develop
• Technology and market leader with blue chip customer base
• Global footprint with extensive capabilities
• Track record of profitable growth and stable cash flow
• Large installed base drives growth in recurring revenue
• Experienced and diverse leadership team

28 Financial Overview

$497
$496
$593
$386
$327
$349
2005 2006 2007
FoodTech AeroTech
$823
$978
$844
(23) (23)
(27)
$56
$46
$40
$27
$25
$32
2005 2006 2007
Corporate FoodTech AeroTech
$42
$61
$50
Track Record of Profitable Growth
Revenue  ($MM) EBIT ($MM)
1. Total revenue will not foot due to other revenue and intercompany eliminations
2. See Appendix I for reconciliation of EBIT (a non-GAAP measure) to Net Income
1
2

($19)
($20)
$42
$38
$19
$31
Q3 2007 YTD Q3 2008 YTD
Corporate & Other FoodTech AeroTech
$424
$451
$265
$344
Q3 2007 YTD Q3 2008 YTD
FoodTech AeroTech
$688
$794
$38
$53
Revenue  ($MM) EBIT ($MM)
1. Total revenue will not foot due to other revenue and intercompany eliminations
2. See Appendix II for reconciliation of EBIT (a non-GAAP measure) to Net Income
Third Quarter YTD Performance
1
2

Efficient Working Capital Management
(% of Revenue)
5.6%
2.9%
6.2%
3.1%
2005 2006 2007 Q3 2008 YTD
1. Adjusted working capital is calculated as current assets (excluding cash and short term investments) less current liabilities (excluding current portion of debt).
2. Utilized Q3 2008 YTD Annualized Revenue in calculation.
3. See Appendix III for reconciliation to GAAP measure.
4. See Appendix V for a list of the companies included in the selected industrials.
16.3%
16.8%
18.4%
17.8%
JBT
Selected
Industrials Mean
2
1

Capital Expenditures
($MM)
1. Total capital expenditures include corporate but not shown
2. Excludes acquisitions
Capital expenditures have historically averaged ~2% of revenues
2
1
$14.2
$1.9
$1.3
$1.2
$1.6
$21.3
$21.1
$19.3
2005 2006 2007 Q3 2008 YTD
FoodTech AeroTech
$21.6
$23.0
$22.7
$16.6

Strong Free Cash Flow Generation
$44.9
5.5
13.7
(1.3)
(21.6)
22.2
$26.4
2005
$76.0
(0.7)
12.8
28.6
(22.7)
23.2
$34.8
2006
$21.6
2.5
19.2
(42.3)
(23.0)
25.1
$40.1
2007
$51.3
0.6
8.1
10.4
(21.1)
19.5
$33.8
Q3 2008
YTD
+/- Other
+/- Discontinued Operations
+/- Change in Operating Assets & Liabilities
- Capital Expenditures
Adjusted Free Cash Flow
+    Depreciation & Amortization
Net Income from Continuing Operations
$MM
1. ‘Other’ contains stock based compensation, disposal of assets, purchase of treasury stock, and other changes in balance sheet accounts
2. See Appendix IV for reconciliation of Adjusted Free Cash Flow (a non-GAAP measure) to cash provided by operations
Cumulative cash flow to Parent from 2005-2007 equal to $142.5 million
1
2

1. Return on Investment (ROI) is calculated as income from continuing operations as a percentage of average owner’s net equity, and long term debt.
2. ROI is calculated with annualized Q3 YTD Net Income from continuing operations
Attractive Return on Investment
1
2
24.0%
20.2%
17.6%
12.5%
2005 2006 2007
Q3 2008 YTD

Debt Structure
Private Placement Credit Facility
Amount
Term
Pricing
Security
Covenants
• $225 MM
• $65 MM drawn as of Q3 2008
• LIBOR +175 bps
• $50MM swapped to 4.9% fixed rate
• Max. Total Debt / EBITDA  of
3.0x
• Min. EBITDA / Interest Expense
of 3.5x
• 5 years
• Unsecured
• $75 MM
• $75 MM drawn as of Q3 2008
• 6.7%
• Min. EBITDA / Interest Expense
of 2.75x
• Max. Total Debt / EBITDA
of 3.25x
• 7 years
• Unsecured

36 High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

Appendix I
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
FY 2005 FY 2006 FY 2007
Net income (GAAP measure) $24.5 $34.6 $36.4
add-back:  loss from discontinued operations, net of taxes 1.9 0.2 3.7 add-back:  provision for income taxes on operating income 16.0 16.0 21.5 less:  interest income, net (0.1) (0.4) (0.5)
EBIT (non-GAAP measure) $42.3 $50.4 $61.1
add-back:  depreciation expense 17.5 18.8 19.8
add-back:  amortization expense 4.7 4.4 5.3
EBITDA (non-GAAP measure) $64.5 $73.6 $86.2

Appendix II
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
Q3 2008
YTD
Q3 2007
YTD
Net income (GAAP measure) $34.1 $23.7
less:  income from discontinued operations, net of taxes (0.3) 1.7 add-back:  provision for income taxes on operating income 18.2 13.1 less:  interest income, net 1.2 (0.2)
Adjusted EBIT (non-GAAP measure) $53.2 $38.3

Appendix III
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
FY 2005 FY 2006 FY 2007
Q3 2008
YTD
Current assets $293.9 $313.4 $369.8 $366.5
Current liabilities 240.4 279.2 306.2 341.6
Working capital (GAAP measure) $53.5 $34.2 $63.6 $24.9
less:  cash and cash equivalents (2.7) (10.3) (9.5) (31.1)
less:  short-term investments 0.0 0.0 0.0 0.0
plus:  short-term debt and current portion 0.1 0.2 1.1 39.0
of long-term debt
Adjusted working capital (non-GAAP measure) $50.9 $24.1 $55.2 $32.8
Revenue $823.3 $844.3 $978.0 $1,058.1
Adjusted working capital as a percentage of revenue 6.2% 2.9% 5.6% 3.1%
1
1.  Annualized Q3 2008 YTD  Revenue

Appendix IV
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
FY 2005 FY 2006 FY 2007
Q3 2008
YTD
Cash provided by operating activities (GAAP measure) $59.6 $96.0 $33.7 $70.0 less:  capital expenditures (21.6) (22.7) (23.0) (21.1)
Free cash flow $38.0 $73.3 $10.7 $48.9
plus:  net cash provided (required) by investing (0.1) (0.4) 7.8 0.7 activities of discontinued operations
plus:  proceeds from disposal of assets 7.0 3.1 3.1 1.8
plus:  other cash provided (required) by investing 0.0 0.0 0.0 0.6 activities
less:  purchase of stock held in treasury 0.0 0.0 0.0 (0.7)
Adjusted free cash flow (non-GAAP measure) $44.9 $76.0 $21.6 $51.3

Appendix V
Listing of Selected Industrials
Tennant Company 11.
A.O. Smith Corporation 10.
Regal-Beloit Corporation 9.
Oshkosh Corporation 8.
NACCO Industries 7.
Gardner Denver Inc. 6.
Federal Signal Corporation 5.
Enpro Industries Inc. 4.
Briggs & Stratton 3.
Baldor Electric Company 2.
AAR Corporation 1.